UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  February 5, 2004



                                ELECTROGLAS, INC.
           ___________________________________________________________
               (Exact name of Registrant as Specified in Charter)



         Delaware                    0-21626              77-0336101
____________________________       ___________         __________________
(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File Number)        Identification No.)



                6024 Silver Creek Valley Road, San Jose, CA 95138
           ___________________________________________________________
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (408) 528-3000
                                                     ______________

Item 7.           Financial Statement and Exhibits

      (c) Exhibits.

Exhibit Number      Document
______________      ________

     99.1 Press Release of Electroglas, Inc., dated February 5, 2004, announcing financial results for the fourth fiscal quarter ended December 31, 2003.


Item 12. Results of Operations and Financial Condition

On February 5, 2004, the registrant issued a press release announcing the registrant's financial results for its fourth fiscal quarter ended December 31, 2003. A copy of the registrant's press release is attached hereto as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ELECTROGLAS, INC.



Date:    February 5, 2004                           By:  /s/ Thomas E. Brunton
                                                         _______________________
                                                         Thomas E. Brunton
                                                         Chief Financial Officer

EXHIBIT INDEX


Exhibit Number      Document
______________      ________

     99.1 Press Release of Electroglas, Inc., dated February 5, 2004, announcing financial results for the fourth fiscal quarter ended December 31, 2003.